                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement        [ ]   Confidential, for Use
                                                  of Commission Only
                                                  (as permitted by
                                                  Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 WARBURG, PINCUS POST-VENTURE CAPITAL FUND, INC.

------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

     [X] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:



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                WARBURG, PINCUS POST-VENTURE CAPITAL FUND, INC.
                              466 LEXINGTON AVENUE
                         NEW YORK, NEW YORK 10017-3147

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 10, 1996

Dear Shareholders:

     A special meeting of the shareholders of the Warburg, Pincus Post-Venture Capital Fund, Inc. (the 'Fund') will be held on Friday, May 10, 1996, at 3:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017-3147 (10th Floor), or any adjournment thereof, for the following purposes:

          (1) To approve or disapprove the Sub-Investment Advisory Agreement (the 'Sub-Advisory Agreement') among the Fund, Warburg, Pincus Counsellors, Inc. ('Warburg') and Abbott Capital Management, L.P. ('Abbott') with respect to the Fund; and

          (2) To transact such other business as may properly come before the meeting.

     Approval of the Sub-Advisory Agreement will allow the Fund to utilize the extensive experience of Abbott in investing in private investment vehicles that themselves invest in companies in the venture capital and post-venture capital stages of development or companies engaged in special situations or changes in corporate control. Warburg will pay a sub-advisory fee to Abbott out of its own assets, so that APPROVAL OF THE SUB-ADVISORY AGREEMENT WILL NOT INCREASE THE TOTAL FEES AND EXPENSES OF FUND SHAREHOLDERS. THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE SUB-ADVISORY AGREEMENT.

     You are entitled to vote at the meeting and any adjournments thereof if you owned shares of the Fund at the close of business on March 1, 1996. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy in the enclosed postage paid envelope.

                                          By Order of the Board of Directors,

                                          EUGENE P. GRACE
                                          Vice President and Secretary

March 12, 1996

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 888-6878 OR BY WRITING TO THE FUND, 466 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017-3147.

     IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY NO MATTER HOW MANY SHARES YOU OWN.

                            YOUR VOTE IS IMPORTANT.

                WARBURG, PINCUS POST-VENTURE CAPITAL FUND, INC.
                              466 LEXINGTON AVENUE
                         NEW YORK, NEW YORK 10017-3147

                                ---------------
                                PROXY STATEMENT
                                ---------------

                 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                  MAY 10, 1996

     This document is a proxy statement for Warburg, Pincus Post-Venture Capital Fund, Inc. (the 'Fund'), an open-end mutual fund having two classes of common stock. This proxy statement, which will be mailed to Shareholders on or about March 12, 1996, is furnished in connection with the solicitation of proxies by the Board of Directors of the Fund (the 'Board') to be used at the Fund's Special Meeting of Shareholders (the 'Meeting'). The Meeting will be held on Friday, May 10, 1996, at 3:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017-3147 (10th floor), for the purposes set forth in the Notice of the Meeting.

     The proxies named on the proxy card will vote in accordance with the directions indicated thereon if your proxy card is received properly executed. If you properly execute your proxy card and give no voting instruction, your shares will be voted FOR the proposal set forth herein. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions. Proxies may be revoked at any time prior to their exercise by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

     Approval of the proposal set forth herein will require the affirmative vote of a majority of the outstanding shares of the Fund, voting in the aggregate without regard to class, in person or by proxy, if a quorum is present. In the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

     The costs of the Meeting (estimated at $25,000 including the solicitation of proxies) will be paid by the Fund. The principal solicitation of proxies will be by the mailing of this proxy statement, but proxies may also be solicited by telephone and/or in person by representatives of the Fund and regular employees of Warburg, Pincus Counsellors, Inc. ('Warburg') or its affiliate(s). Such representatives and employees will not receive additional compensation for solicitation activities. The Fund has retained the services of D.F. King & Co., Inc. to assist in the solicitation of proxies. For its services, D.F. King & Co., Inc. will be paid a fee by the Fund expected to equal approximately $7,500.

     Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of March 1, 1996, the Fund had outstanding 4,039,120.550 Common Shares and 119.212 Advisor Shares. The persons who owned more than 5% of any class of the Fund's outstanding shares as of March 1, 1996, to the knowledge of the Fund, are set forth in APPENDIX A hereto.

           PROPOSAL -- APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT

     The shareholders of the Fund will be asked at the Meeting to approve a Sub-Investment Advisory Agreement (the 'Sub-Advisory Agreement') among the Fund, Warburg and Abbott Capital Management, L.P. ('Abbott') with respect to the Fund. The Sub-Advisory Agreement was unanimously approved by the Board, including all of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of such parties ('independent directors'), at a meeting held on February 8, 1996. Warburg, as investment adviser to the Fund, had recommended to the Board that the Fund retain Abbott to serve as the sub-investment adviser for the Fund. Warburg's principal office is located at 466 Lexington Avenue, New York, New York 10017-3147, and Abbott's principal office is located at 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328. A form of the Sub-Advisory Agreement among the Fund, Warburg and Abbott is attached as APPENDIX B. THE SUB-ADVISORY AGREEMENT WILL NOT IN ANY MANNER INCREASE THE FEES OTHERWISE INCURRED BY FUND SHAREHOLDERS.

     The Fund commenced investment operations on September 29, 1995 with Warburg serving as the Fund's investment adviser from that date. The Fund focuses its investments on equity securities of post-venture capital companies, as described more fully in its Prospectus. Warburg believes that it would be advantageous to invest a portion of the Fund's assets in private investment vehicles that themselves invest in companies in the venture capital and post-venture capital stages of development or companies engaged in special situations or changes in corporate control, including buyouts. Because this is an area in which Abbott has extensive experience, Warburg recommended that the Fund retain Abbott as sub-investment adviser. Warburg will monitor the activities and performance of Abbott and may, in its discretion, increase or decrease the portion of the Fund's assets allocated to Abbott for investment. The Fund has determined initially that Warburg may allocate up to 10% of the Fund's assets to Abbott, which can be changed by the Board at any time. The fee paid to Abbott will be paid by Warburg out of its own assets.

     The   Fund's  other  service  agreements  will   not  be  affected  by  the
Sub-Advisory Agreement. Currently, the Fund employs as co-administrators Counsellors Funds Service, Inc. ('Counsellors') and PFPC Inc. ('PFPC'). Counsellors' address is 466 Lexington Avenue, New York, New York 10017-3147. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. The Fund employs PNC Bank, National Association ('PNC') as custodian of the Fund's U.S. assets and State Street Bank and Trust Company ('State Street') as custodian of the Fund's non-U.S. assets. PNC's principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. The Fund employs Counsellors Securities Inc., a subsidiary of Warburg, as distributor of the shares of the Fund.

     The Sub-Advisory Agreement as approved by the Board is now being submitted for approval by the shareholders of the Fund. If it is approved by a Majority Vote of the outstanding shares of the Fund, it will continue in effect for an initial term ending April 17, 1997, and will continue from year to year thereafter, subject to approval annually by the Board or by a Majority Vote of the outstanding shares of the Fund, and also, in either event, approval by a majority of the independent directors who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the Investment Company Act of 1940, as amended (the '1940 Act')) of any such party at a meeting called for the purpose of voting on such approval. 'Majority Vote' for purposes of this proxy statement, and under the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding shares of the Fund. If the shareholders of the Fund should fail to approve the Sub-Advisory Agreement, the Board shall consider appropriate action with respect to such non-approval of the Sub-Advisory Agreement.

INVESTMENT ADVISORY AGREEMENT

     Warburg, a professional investment counselling firm, serves as the Fund's investment adviser. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors, G.P. ('Counsellors G.P.'), a New York general partnership. E.M. Warburg, Pincus & Co., Inc. controls Warburg through its ownership of a class of voting preferred stock of Warburg. Counsellors G.P. has no business other than being a holding company of Warburg and its subsidiaries.

     Pursuant to the Investment Advisory Agreement between Warburg and the Fund, dated September 29, 1995 (the 'Advisory Agreement'), and subject to the supervision and direction of the Board, Warburg is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. As compensation for its services to the Fund, Warburg receives compensation at the annual rate of 1.25% of the average daily net assets of the Fund. For the fiscal period ended October 31, 1995, Warburg earned, and voluntarily waived, $1,756, the full amount due it under the Advisory Agreement. WHETHER THE SUB-ADVISORY AGREEMENT IS APPROVED OR NOT, WARBURG WILL CONTINUE TO SERVE AS INVESTMENT ADVISER TO THE FUND PURSUANT TO THE ADVISORY AGREEMENT.

     Warburg is responsible for providing investment advisory services as well as a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that Warburg may incur in performing its services under the Advisory Agreement, Warburg pays the compensation, fees and related expenses of all Directors of the Fund who are affiliated persons of Warburg or any of its subsidiaries and, if the Sub-Advisory Agreement is approved by shareholders, will pay a sub-advisory fee to Abbott. The Fund pays all other expenses incurred in its operation, including general administrative expenses.

SUB-ADVISORY AGREEMENT

     If the Sub-Advisory Agreement with Abbott is approved by a Majority Vote of the Fund's outstanding shares, Abbott will become the sub-adviser of the Fund. The services of Abbott under the Sub-Advisory Agreement are not exclusive, however. Abbott has the right to provide similar services to other investment companies or to engage in other activities, provided that those activities do not adversely affect Abbott's ability to perform its services under this Sub-Advisory Agreement.

     Subject to the supervision of Warburg, the Sub-Advisory Agreement requires Abbott, in the exercise of its best judgment, to provide investment advisory assistance and portfolio management advice to the Fund in accordance with (a) the Fund's Articles of Incorporation, (b) the 1940 Act and the Investment Advisers Act of 1940, as amended (the 'Advisers Act'), and all applicable Rules and Regulations of the Securities and Exchange Commission (the 'SEC') and all other applicable laws and regulations and (c) the Fund's investment objective and policies as stated in the prospectuses (the 'Prospectuses') and Statement of Additional Information (the 'SAI') and investment parameters provided by Warburg from time to time.

     In connection with the Sub-Advisory Agreement, Abbott will:

          (i) determine whether to purchase, retain or sell interests in United States or foreign private investment vehicles that themselves invest in debt and equity securities of companies in the venture capital and post-venture capital stages of development or companies engaged in special situations or changes in corporate control, including buy-outs ('Investments'). Abbott may execute, or place orders for the execution of, all Investments on behalf of the Fund;

          (ii) assist the custodian and accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Prospectuses and SAI, the value of any Investments for which the custodian and accounting agent seek assistance from or identify for review by Abbott;

          (iii) monitor the execution of orders for the purchase or sale of Investments and the settlement and clearance of those orders;

          (iv) exercise voting rights in respect of Investments; and

          (v) provide reports to the Board for consideration at quarterly meetings of the Board on the Investments and furnish Warburg and the Board with such periodic and special reports as the Fund or Warburg may reasonably request.

     In connection with the performance of the services of Abbott as provided for in the Sub-Advisory Agreement, Abbott may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that Abbott shall remain liable for the performance of its duties.

     The Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by Warburg upon 60 days' written notice to Abbott and the Fund; by Abbott upon 60 days' written notice to Warburg and the Fund; or by the Fund, upon the vote of a majority of the Fund's Board or a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to Warburg and Abbott.

     Under the Sub-Advisory Agreement, Warburg will pay Abbott a fee, payable quarterly, based on the aggregate average daily net assets of the Fund, at the annual rate of 0.55% of the net asset value of the Investments as of the last day of each calendar quarter. The fee for the period from the date of the

Sub-Advisory Agreement to the end of the quarter during which the Sub-Advisory Agreement commences shall be prorated according to the proportion that such period bears to the full quarterly period. Upon any termination of the Sub-Advisory Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period. WARBURG WILL PAY ABBOTT THIS SUB-ADVISORY FEE OUT OF ITS OWN ASSETS. ABBOTT SHALL HAVE NO RIGHT TO OBTAIN COMPENSATION DIRECTLY FROM THE FUND FOR SERVICES PROVIDED UNDER THE SUB-ADVISORY AGREEMENT AND MUST LOOK SOLELY TO WARBURG FOR PAYMENT OF FEES DUE.

INFORMATION ABOUT ABBOTT

     Abbott, which was founded in 1986, is an independent specialized investment firm with assets under management of approximately $3 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients.

     The general partners and principal executive officers of Abbott and their principal occupations are as shown below. The business address of Mr. Pratt is 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328 and that of Messrs. Held, Solomon and Gray is 1330 Avenue of the Americas, Suite 2800, New York, New York 10019.

                                  POSITION WITH ABBOTT
         NAME                   AND PRINCIPAL OCCUPATION
----------------------    -------------------------------------

Raymond L. Held           General Partner; investment manager.
Stanley E. Pratt          General Partner; investment manager.
Gary H. Solomon           General Partner; investment manager.
Thaddeus I. Gray, CFA     Limited Partner; investment manager.

     For tax and other business purposes, the partners of Abbott plan to merge Abbott with and into, or transfer all of the assets of Abbott to, a newly-formed Delaware limited liability company ('Abbott LLC'), with Abbott LLC to survive and assume all of the liabilities of Abbott as part of the transaction. This transaction, which is expected to occur before September 30, 1996 and is subject to certain contingencies, will not involve any material change in the management, ownership, personnel, operations or activities of Abbott. The present partners of Abbott will be members of Abbott LLC and will hold officerships and other positions in Abbott LLC carrying responsibilities generally commensurate with their present responsibilities. Pursuant to a new sub-advisory agreement (the 'New Sub-Advisory Agreement'), Abbott LLC, as successor to Abbott, will perform the services then being performed by Abbott. The New Sub-Advisory Agreement will be substantially identical to the Sub-Advisory Agreement, except for the change of the service provider from Abbott to Abbott LLC. Prior to its effectiveness, the New Sub-Advisory Agreement will be approved by the Board of Directors of the Fund. Shareholder approval of the Sub-Advisory Agreement will be deemed to represent approval of the New Sub-Advisory Agreement.

THE DIRECTORS' RECOMMENDATION

     In determining whether it was appropriate to approve the Sub-Advisory Agreement and to recommend approval to shareholders, the Board, including the Directors who are not interested persons of Warburg or Abbott, considered various matters and materials provided by Abbott. The Board considered, primarily, the potential benefits to the Fund of retaining a specialized sub-adviser to manage a portion of the Fund's assets in venture capital, special situations and change of control private fund investments (as described above). The Board also carefully considered Abbott's extensive expertise in managing these types of investments, including Abbott's personnel and research capabilities and Abbott's methodology in managing portfolios for institutional clients. The Board also took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreement, particularly that the compensation to be received by Abbott will not increase the fees otherwise incurred by Fund shareholders, but will be paid out of Warburg's own assets.

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             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
                            VOTE FOR THIS PROPOSAL.

                                 *  *  *  *  *

                             SHAREHOLDER PROPOSALS

     As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of Warburg, Pincus Post-Venture Capital Fund, Inc., 466 Lexington Avenue, New York, New York 10017-3147. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for that meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                                 OTHER BUSINESS

     Management knows of no business to be presented to the Meeting other than the matter set forth in this proxy statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                          By Order of the Board of Directors,

                                          EUGENE P. GRACE
                                          Vice President and Secretary

New York, New York
March 12, 1996

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
                                                                      APPENDIX A

                              OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF A CLASS OF THE FUND

COMMON SHARES

                                                                                  NUMBER OF         PERCENT OF
                                                                                COMMON SHARES      COMMON SHARES
NAME AND ADDRESS                                                               OWNED OF RECORD*     OUTSTANDING
----------------                                                               ----------------    -------------
Charles Schwab & Co., Inc. .................................................      991,604.095          24.55%
  Reinvest Account
  Attn: Mutual Funds Dept.
  101 Montgomery Street
  San Francisco, CA 94104-4122
Charles Schwab & Co., Inc ..................................................      204,783.412           5.07%
  Cash Account
  Attn: Mutual Funds Dept.
  101 Montgomery Street
  San Francisco, CA 94104-4122
National Financial Services Corp. ..........................................      382,100.804           9.46%
  P.O. Box 3908
  Church Street Station
  New York, NY 10008

ADVISOR SHARES

                                                                                      NUMBER OF
                                                                                    ADVISOR SHARES      PERCENT OF
                                                                                     BENEFICIALLY     ADVISOR SHARES
NAME AND ADDRESS                                                                        OWNED          OUTSTANDING
----------------                                                                    --------------    --------------
Warburg, Pincus Counsellors, Inc. ...............................................         100              83.88%
  Attn: Stephen Distler
  466 Lexington Avenue
  New York, NY 10017

------------

* The Fund believes that these entities are not the beneficial owners of shares held of record by them.

                                                                      APPENDIX B

                   FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                                            , 1996

ABBOTT CAPITAL MANAGEMENT, L.P.
50 Rowes Wharf
Boston, MA 02110

Dear Sirs:

     Warburg, Pincus Post-Venture Capital Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as an open-end, management investment company (the 'Fund'), and Warburg, Pincus Counsellors, Inc., as investment adviser to the Fund ('Warburg'), herewith confirms their agreement with Abbott Capital Management, L.P. (the 'Sub-Adviser') as follows:

1. INVESTMENT DESCRIPTION; APPOINTMENT

     The Fund desires to employ its capital by investing and reinvesting in securities of the kind and in accordance with the limitations specified in its Articles of Incorporation, as may be amended from time to time (the 'Articles'), and in its Prospectuses and Statement of Additional Information as from time to time in effect (the 'Prospectus' and 'SAI,' respectively), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Prospectus, SAI and Articles have been or will be submitted to the Sub-Adviser. The Fund agrees to provide the Sub-Adviser copies of all amendments to the Prospectus and SAI on an on-going basis. The Fund employs Warburg as its investment adviser. Warburg desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

2. SERVICES AS SUB-INVESTMENT ADVISER

     (a) Subject to the supervision and direction of Warburg, the Sub-Adviser will provide investment advisory assistance and portfolio management advice to the Fund in accordance with (a) the Articles, (b) the 1940 Act and the Investment Advisers Act of 1940, as amended (the 'Advisers Act'), and all applicable Rules and Regulations of the Securities and Exchange Commission (the 'SEC') and all other applicable laws and regulations and (c) the Fund's investment objective and policies as stated in the Prospectus and SAI and investment parameters provided by Warburg from time to time. In connection therewith, the Sub-Adviser will:

          (i) determine whether to purchase, retain or sell interests in United States or foreign private investment vehicles that themselves invest in debt and equity securities of companies in the venture capital and post-venture capital stages of development or companies engaged in special situations or changes in corporate control, including buyouts ('Investments'). The Sub-Adviser is hereby authorized to execute, or place orders for the execution of, all Investments on behalf of the Fund;

          (ii) assist the custodian and accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Prospectus and SAI, the value of any Investments for which the custodian and accounting agent seek assistance from or identify for review by the Sub-Adviser;

          (iii) monitor the execution of orders for the purchase or sale of Investments and the settlement and clearance of those orders;

          (iv) exercise voting rights in respect of Investments; and

          (v) provide reports to the Fund's Board of Directors for consideration at quarterly meetings of the Board on the Investments and furnish Warburg and the Fund's Board of Directors with such periodic and special reports as the Fund or Warburg may reasonably request.

     (b) In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

3. EXECUTION OF TRANSACTIONS

     (a) The Sub-Adviser will not effect orders for the purchase or sale of securities on behalf of the Fund through brokers or dealers as agents.

     (b) It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and Warburg further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

     (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Sub-Adviser shall provide to Warburg and the Fund all information reasonably requested by Warburg and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.

     (d) In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund.

4. DISCLOSURE REGARDING THE SUB-ADVISER

     (a) The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's registration statement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

     (b) The Sub-Adviser agrees to notify  Warburg and the Fund promptly of  any
(i) statement about the Sub-Adviser contained in the Fund's registration statement that becomes untrue in any material respect or (ii) omission of a material fact about the Sub-Adviser in the Fund's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.

     (c) Prior to the Fund or Warburg or any affiliated person (as defined in the 1940 Act, an 'Affiliate') of either using or distributing sales literature or other promotional material referring to the Sub-Adviser, the Sub-Adviser shall have the right to approve the general advertising or promotional plan pursuant to which such literature or material is being utilized or distributed; provided that the Sub-Adviser shall be deemed to have approved such advertising or plan if it has not objected to its use within ten (10) business days after such material has been sent to it. The Fund or Warburg will use all reasonable efforts to ensure that all advertising, sales and promotional material used or distributed by or on behalf of the Fund or Warburg that refers to the Sub-Adviser will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

     (d) The Sub-Adviser has  supplied Warburg and the  Fund copies of its  Form
ADV with all exhibits and attachments thereto and will hereinafter supply Warburg, promptly upon preparation thereof, copies of all amendments or restatements of such document.

5. CERTAIN REPRESENTATIONS AND WARRANTIES OF THE SUB-ADVISER

     (a) The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

     (b) The Sub-Adviser represents that it has read and understands the Prospectus and SAI and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.

6. COMPLIANCE

     (a) The Sub-Adviser agrees that it shall promptly notify Warburg and the Fund (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

     (b) Warburg agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured Warburg or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked Warburg's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

     (c) The Fund and Warburg shall be given access to the records of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The
Sub-Adviser agrees to cooperate with the Fund and Warburg and their representatives in connection with any such monitoring efforts.

7. BOOKS AND RECORDS

     (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to either Warburg or the Fund any of such records upon the request of either of them. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

     (b) The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

8. PROVISION OF INFORMATION; PROPRIETARY AND CONFIDENTIAL INFORMATION

     (a) Warburg agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request.

     (b) The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, Warburg and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

     (c) The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, Warburg or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or Warburg, as applicable.

9. STANDARD OF CARE

     The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or Warburg in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund, to Warburg or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Fund and Warburg understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.

10. INDEMNIFICATION

     (a) The Sub-Adviser agrees to indemnify and hold harmless the Fund, Warburg, any affiliate of either, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the '1933 Act'), controls ('controlling person') either or both of the Fund and Warburg (all of such persons being referred to as 'Fund Indemnified Persons') against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which any Fund Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code or under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser to the Fund which (i) may be based upon any misfeasance, malfeasance or nonfeasance by the Sub-Adviser, or any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, (ii) may be based upon a failure to comply with paragraph 5(b) of this Agreement, or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact about the Sub-Adviser contained in the registration statement covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact about the Sub-Adviser known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to Warburg, the Fund or any affiliate of either by the Sub-Adviser or any affiliate of the Sub-Adviser; provided that in no case shall the indemnity in favor of any Indemnified Person be deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (b) The Fund agrees to indemnify and hold harmless the Sub-Adviser, any of its affiliates, and each controlling person, if any, of the Sub-Adviser (all of such persons being referred to as 'Sub-Adviser Indemnified Persons') against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which any Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code or under any other statute, at common law or otherwise, which (i) may be based upon any misfeasance, malfeasance or nonfeasance by the Fund or Warburg, or any of its respective employees or representatives, or any affiliate of or any person acting on behalf of the Fund or Warburg, (ii) may be based upon a failure by the Fund or Warburg to comply with this Agreement, or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Fund and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to Warburg, the Fund or any affiliate of either by the Sub-Adviser or any affiliate of the Sub-Adviser; provided that in no case shall the indemnity in favor of any Sub-Adviser Indemnified Person be deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (c) A party (the 'Indemnifying Person') shall not be liable under paragraphs 10(a) or 10(b) herein with respect to any claim made against any Fund Indemnified Person or Sub-Adviser Indemnified Person, as applicable (a Fund Indemnified Person and a Sub-Adviser Indemnified Person may be referred to in this paragraph 10(c) as an 'Indemnified Person'), unless such Indemnified Person shall have notified the Indemnifying Person in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Indemnified Person (or after such Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability which it may have to any Indemnified Person against whom such action is brought otherwise than on account of this paragraph 10. In case any such action is brought against any Indemnified Person, the Indemnifying Person will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Indemnified Person. If the Indemnifying Person assumes the defense of any such action and the selection of counsel by the Indemnifying Person to represent the Indemnifying Person and the Indemnified Person would result in a conflict of interests and therefore would not, in the reasonable judgment of the Indemnified Person, adequately represent the interests of the Indemnified Person, the Indemnifying Person will, at its own expense, assume the defense with counsel to the Indemnifying Person and, also at its own expense, with separate counsel to the Indemnified Person which counsel shall be satisfactory to the Indemnifying Person and to the Indemnified Person. The Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Indemnifying Person shall not be liable to the
Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Indemnifying Person shall not have the right to compromise on or settle the litigation without the prior written consent of the Indemnified Person if such compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Indemnified Person.

11. COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, Warburg will pay the Sub-Adviser a quarterly fee calculated at an annual rate of
 .55% of the net asset value of the Investments as of the last day of each calendar quarter. The fee for the period from the date of this Agreement to the end of the quarter during which this Agreement commenced shall be prorated according to the proportion that such period bears to the full quarterly period. Such fee shall be paid by Warburg to the Sub-Adviser within ten (10) business days after the last day of each quarter or, upon termination of this Agreement before the end of a quarter, within ten (10) business days after the effective date of such termination. Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period. For the purpose of determining fees payable to the Sub-Adviser, the value of the Investments shall be computed in the manner specified in the Prospectus or SAI. The Sub-Adviser shall have no right to obtain compensation directly from the Fund for services provided hereunder and agrees to look solely to Warburg for payment of fees due.

12. EXPENSES

     (a) The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 12(b).

     (b) The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of the Fund, Warburg or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

13. TERM OF AGREEMENT

     This Agreement shall continue until April 17, 1997 and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or (b) a vote of a 'majority' (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not 'interested persons' (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by Warburg on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares on 60 (sixty) days' written notice to Warburg and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and Warburg. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to Warburg or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8, 9 and 10 shall remain in effect.

14. AMENDMENTS

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Fund and (b) the Board of Directors of the Fund, including a majority of Directors who are not 'interested persons' (as defined in the 1940
Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15. NOTICES

     All communications hereunder shall be given (a) if to the Sub-Adviser, to Abbott Capital Management, L.P., 1330 Avenue of the Americas, Suite 2800, New York, New York 10019 (Attention: Raymond L. Held), telephone: (212) 757-2700, telecopy: (212) 757-0835, (b) if to Warburg, to Warburg, Pincus Counsellors, Inc., 466 Lexington Avenue, New York, New York 10017-3147 (Attention: Eugene P. Grace), telephone: (212) 878-0600, telecopy: (212) 878-9351, and (c) if to the
Fund, to Warburg, Pincus Post-Venture Capital Fund, Inc., c/o Warburg Pincus Funds, 466 Lexington Avenue, New York, New York 10017-3147, telephone: (212) 878-0600, telecopy: (212) 878-9351 (Attention: President).

16. CHOICE OF LAW

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

17. CHANGE OF MEMBERSHIP

     For so long as the Sub-Adviser is a partnership, the Sub-Adviser agrees to notify Warburg and the Fund of any change in the membership of the Sub-Adviser within a reasonable time after such change.

18. MISCELLANEOUS

     (a) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

     (b) If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     (c) Nothing herein shall be construed to make the Sub-Adviser an agent of Warburg or the Fund.

     (d) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

     Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                          Very truly yours,
                                          WARBURG, PINCUS COUNSELLORS, INC.


                                          By: __________________________________




                                          WARBURG, PINCUS POST-VENTURE CAPITAL
                                          FUND, INC.


                                          By: __________________________________
                                              President

Accepted:
ABBOTT CAPITAL MANAGEMENT, L.P.

By: __________________________________
    General Partner

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                   WARBURG, PINCUS POST-VENTURE CAPITAL, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Warburg, Pincus Post-Venture Capital Fund, Inc. (the "Fund") hereby appoints Arnold M. Reichman and Eugene P. Grace, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of the Fund, 466 Lexington Avenue, 10th Floor, New York, New York 10017-3147 on May 10, 1996 at 3:00 p.m., Eastern time, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated March 12, 1996 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the meeting in person or by substitution (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


               PLEASE VOTE, DATE, AND SIGN ON THE OTHER SIDE AND
                     RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

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[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                           VOTE THIS PROXY CARD TODAY!
                         YOUR PROMPT RESPONSE WILL SAVE
                       THE EXPENSE OF ADDITIONAL MAILINGS

               This proxy, if properly executed, will be voted in
              the manner directed by the undersigned shareholder.
                    IF NO DIRECTION IS MADE, THIS PROXY WILL
                    BE VOTED "FOR" APPROVAL OF THE PROPOSAL.

RECORD DATE SHARES:

                The Board of Directors unanimously recommends a
                       vote "FOR" the following proposal.

                                                      For     Against   Abstain
To approve or disapprove the Sub-Investment           [ ]       [ ]       [ ]
Advisory Agreement among the Fund, Warburg,
Pincus,   Counsellors,   Inc.  and  Abbott
Capital Management, L.P.


Please be sure to sign and date this Proxy.         Date__________________

Stockholder sign here_______________________________

Co-owner sign here__________________________________

DETACH CARD

Mark box at right if comments or address change have     [ ]
been noted on the reverse side.

DETACH CARD


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